SEPTEMBER 30, 2025
SUPPLEMENT TO THE FOLLOWING:
THE HARTFORD BALANCED INCOME FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford Balanced Income Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
(1) Effective immediately, Noah C. Atlas, CFA is added as a portfolio manager for The Hartford Balanced Income Fund. Scott I. St. John, CFA, Matthew C. Hand, CFA and Adam H. Illfelder, CFA will remain as portfolio managers for The Hartford Balanced Income Fund. Accordingly, effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Balanced Income Fund Summary Section –  Management” in the above referenced Statutory Prospectus, the following information is added to the portfolio manager table:
Portfolio Manager	Title	Involved with Fund Since
Noah C. Atlas, CFA	Managing Director and Fixed Income Portfolio Manager	July 2025
(2) Effective immediately, under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Balanced Income Fund” in the above referenced Statutory Prospectus, the following information for Noah C. Atlas, CFA is added:
Noah C. Atlas, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the fixed income portion of Fund since September 2025 and has been involved in securities analysis for the fixed income portion of the Fund since July 2025. Mr. Atlas joined Wellington Management as an investment professional in 2015.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7760
September 2025